UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 19, 2006

CUTTER & BUCK INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON 98103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 622-4191

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

2006 Equity Incentive Plan

On August 10, 2006, the Board of Directors (the “Board”) of Cutter & Buck Inc. (the “Company”) adopted, subject to shareholder approval, the Cutter & Buck Inc. 2006 Equity Incentive Plan (the “Incentive Plan”). The shareholders of Cutter & Buck approved the Incentive Plan at the Annual Meeting of Shareholders held on October 19, 2006.

The Company established the Incentive Plan as a successor to the 1995 Employee Stock Option Plan, 1995 Non-Employee Director Stock Incentive Plan, 1997 Stock Incentive Plan, 1999 Non-Employee Director Stock Incentive Plan and 2000 Stock Incentive Plan (collectively, the “Prior Plans”).  No further awards will be granted under the Prior Plans.  The Incentive Plan authorizes the Compensation Committee of the Board to grant equity-based awards in the form of stock options, stock appreciation rights, restricted and unrestricted share awards, share units and performance units to eligible employees and consultants. The Incentive Plan also authorizes the Corporate Governance, Nominating and Succession Committee to grant these same equity-based awards to the Company’s non-employee directors.  The maximum number of shares of common stock that may be issued under the Incentive Plan pursuant to awards is 952,082 shares, which includes 352,082 shares which were available for issuance under the Prior Plans as of October 19, 2006.

For additional information regarding the Incentive Plan, refer to Proposal for Approval of 2006 Equity Incentive Plan (Proposal 2), included in the Corporation’s Proxy Statement for the 2006 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on September 12, 2006, which is incorporated herein by reference.  This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Incentive Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The general form of Incentive Stock Option Agreement to be used for awards to employees and consultants and the general form of Non-qualified Stock Option Agreement to be used for option awards to non-employee directors of the Company are filed as Exhibit 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Chairman Compensation

On October 19, 2006 the Board of Directors voted to permanently set the amount of the additional annual retainer payable to the Chairman of the Board at $25,000.  Absent Board action, the annual retainer would have reverted to $10,000.  In addition, in recognition of the nature of his work and time commitment over the past year, the Board authorized an additional one-time cash payment of $25,000 to the Chairman payable October 31, 2006.

Non-employee Director Stock Option Grant

Following the same protocol and option grant amount provided in the 1999 Non-Employee Director Stock Incentive Plan, the Corporate Governance, Nominating and Succession Committee on October 19, 2006 approved an annual option grant to each of the Company’s six non-employee directors.  Those grants were effective October 24, 2006 (the third business day after the annual meeting).  The grants allow each of Henry L. “Skip” Kotkins, Jr., Larry C. Mounger, Thomas F. O’Riordan, Douglas G. Southern, Whitney R. Tilson and James C. Towne to purchase  7,500 shares of the Company’s Common Stock at a price of $10.99 per share, the closing price of the Company’s Common Stock on the date of grant.  Each of these options was granted under the new Incentive Plan and vests in ten monthly installments of 750 shares, commencing November 24, 2006 and ending August 24, 2007.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On October 19, 2006, the Board of Directors of Cutter & Buck Inc. amended and restated the Company’s bylaws to decrease the number of directors on the Company’s Board of Directors from eight to seven, with the amendment to be effective immediately.  A copy of the Bylaws, as amended and restated, is attached to this Current Report on Form 8-K as Exhibit 3.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

3.1	Bylaws, as amended and restated on October 19, 2006
10.1	2006 Equity Incentive Plan.
10.2	Form of Incentive Stock Option Agreement under the 2006 Equity Incentive Plan.
10.3	Form of Nonqualified Stock Option Agreement for Non-employee Directors under the 2006 Equity Incentive Plan.

2

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ ERNEST R. JOHNSON
Ernest R. Johnson
Chief Executive Officer

Dated: October 25, 2006

3

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

3.1	Bylaws, as amended and restated on October 19, 2006
10.1	2006 Equity Incentive Plan.
10.2	Form of Incentive Stock Option Agreement under the 2006 Equity Incentive Plan.
10.3	Form of Nonqualified Stock Option Agreement for Non-employee Directors under the 2006 Equity Incentive Plan.

4